EXHIBIT 10.3

ASSIGNMENT OF LEASES

For and in consideration of Ten Dollars ($10.00) in hand paid, and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, MOUNTAIN VENTURES VIRGINIA BEACH, LLC (“Assignor”), hereby assigns to INLAND DIVERSIFIED VIRGINIA BEACH LANDSTOWN, L.L.C. (“Assignee”), and its successors or assigns, all of Assignor’s right, title and interest in, to and under those certain leases described on Exhibit B attached hereto and made a part hereof, which lease relates to that certain real Property legally described on Exhibit A attached hereto and made a part hereof.  Assignor shall remain responsible and liable for all liabilities and expenses and landlord obligations relating to the leases which occurred and accrued prior to the date of this Assignment.

IN WITNESS WHEREOF, Assignor has executed and delivered this Assignment of Leases as of the 25th day of March, 2011.

ASSIGNOR:

MOUNTAIN VENTURES VIRGINIA BEACH, LLC,

a Delaware limited liability company

By:

TGC Virginia Beach Associates L.P., sole member

By: VBeach GP LLC, sole general partner

By:

Goodman Properties, Inc., a Delaware corporation, its Manager

By: /s/ Lawrence A. Silvestri

Lawrence A. Silvestri

Vice President

O:\LANDSTOWN COMMONS\INLAND PURCHASE\CLOSING DOCUMENTS\ASSIGNMENT OF LEASES.doc

ACCEPTANCE AND ASSUMPTION

The undersigned, INLAND DIVERSIFIED VIRGINIA BEACH LANDSTOWN, L.L.C., and its successors or assigns, and the Assignee under the foregoing Assignment of Leases, hereby accepts such assignment and assumes all obligations of the landlord under the leases referenced therein arising on or after the date of this Acceptance and Assumption.

The undersigned represents and warrants to the Assignor under the foregoing Assignment of Leases that it is authorized to execute this Acceptance and Assumption for Inland Diversified Virginia Beach Landstown, L.L.C., and its successors or assigns, and that this Acceptance and Assumption shall be binding upon, and shall constitute the enforceable obligation of Inland Diversified Virginia Beach Landstown, L.L.C., and its successors or assigns.

IN WITNESS WHEREOF, the undersigned Assignee has executed and delivered this Acceptance and Assumption as of the 25th day of March, 2011.

INLAND DIVERSIFIED VIRGINIA BEACH LANDSTOWN, L.L.C., a Delaware limited liability company

By: Inland Diversified Real Estate Trust, Inc., a       Maryland corporation, its sole member

By: /s/ Mary J. Pechous

Name: Mary J. Pechous

Its: Assistant Secretary

O:\LANDSTOWN COMMONS\INLAND PURCHASE\CLOSING DOCUMENTS\ASSIGNMENT OF LEASES.doc

EXHIBIT A

LEGAL DESCRIPTION

Parcel One: Intentionally deleted.

Parcel Two:

All of those certain lots, pieces or parcels of land, situate, lying and being in the City of Virginia Beach, Virginia and being known, numbered and designated as Parcel C-l, as shown on that certain Plat entitled "Resubdivision of Lot 1 (Deed Book 2396 at page 185) and Parcel C (Instrument No. 20070123000101690), Landstown Commons Retail Center, Virginia Beach, Virginia", which plat is duly recorded as Instrument No. 20091204001387250, among the Land Records of Virginia Beach, Virginia.

Parcel Three:

All those certain lots, pieces or parcels of land, situate, lying and being in the City of Virginia Beach, Virginia, and being known, numbered and designated as PARCEL A-l AND PARCEL D-l, as shown on that certain plat entitled "PLAT SHOWING RESUBDIVISION OF PARCEL A AND PARCEL D, LANDSTOWN COMMONS RETAIL CENTER, VIRGINIA BEACH, VIRGINIA", which said plat is duly recorded in the Clerk's Office of the Circuit Court of the City of Virginia Beach, Virginia as Instrument No. 20090721000845810.

TOGETHER WITH those non-exclusive easements as contained in the Reciprocal Easement Agreement between Kohl's Department Stores, Inc. and Mountain Ventures Virginia Beach, LLC recorded in the Clerk's Office of the Circuit Court of City of Virginia Beach, Virginia, as Instrument No. 20070123000104900.

O:\LANDSTOWN COMMONS\INLAND PURCHASE\CLOSING DOCUMENTS\ASSIGNMENT OF LEASES.doc